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                                                                    Exhibit 10.8

Amendment #1 Amended and Restated fiber Purchase Agreement               12/7/01

                                                ACCEPTANCE SHALL BE INDICATED BY
                                                SIGNING AND RETURNING DUPLICATE


TO:                                             FROM:

PF.Net Corp.                                    AT&T Corp.
2941 Fairview Park Dr.                          900 Route 202/206 North
Suite 200                                       Room 3C213
Falls Church VA 22942                           Bedminster, NJ 07921
Attn: Donald L. Branscome


The Amended and Restated Fiber Sale Agreement between PF.Net Corp. ("Purchaser") and AT&T Corp. ("AT&T") entered into as of July 17, 2001 is amended by this Amendment #1 as follows:

1. Purchaser's obligation to purchase Dark Fibers on the following Links is amended in Exhibit A as follows:

         A.    Link 5
               (i) The Estimated Delivery Date for Phase 1 is changed to September 30, 2003 and
               (ii)  The 2002 Payments are changed to 2003 payments as follows:
                     Orlando to Tampa to $524,400
                     Tampa to Ft. Myers to $844,800
                     Ft. Myers to Miami to $835,200

         B.    Link 16
               (i) The Estimated Delivery Date for Phase 1 is changed to November 15,2003 and
               (ii) The 2002 payment of $3,735,780 is changed to a 2003 payment.

         C.    Link 18
               (i) The Estimated Delivery Date Phase 1 is changed to March 31, 2004 and
               (ii) The 2002 payment of $3,910,200 is changed to a 2003 payment.

         D.    Link 18A
               (i) The Estimated Delivery Date Phase 1 is changed to March 31, 2004 and
               (ii)  The 2002 payment of $796,800 is changed to a 2004 payment.

         E.    Link 26A
               Purchaser's obligation to purchase Dark Fiber is cancelled in its entirety without liability to AT&T.

         F.    Link 26D
               Purchaser's obligation to purchase Dark Fiber is cancelled in its entirety without liability to AT&T.

         G.    Link 26E
               (i) The Estimated Delivery Date Phase 1 is changed to September 30, 2003 and

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               (ii)  The 2002 payment of $718,200 is changed to a 2003 payment.

         H.    Link 27A
               (i) The Estimated Delivery Dates Phase 1 for those portions from Bakersfield to Manteca and from Manteca to San Jose are changed to September 30, 2003,
               (ii) The 2002 payment of $908,200 for Bakersfield to Manteca is changed to a 2003 payment and (iii) The 2002 payment of $923,400 for Manteca to San Jose is changed to a 2003 payment.
               (iii) The 2002 payment of $923,400 for Manteca to San Jose is changed to a 2003 payment.

         I.    Link 27B
               The Estimated Delivery Date Phase 1 is changed to November 30,
               2001

         J.    Link 27C
               (i) The Estimated Delivery Date Phase 1 is changed to September 30, 2003 and
               (ii) The 2002 payment of $3,546,600 is changed to a 2003 payment.

         K.    Link 31
               (i) The Estimated Delivery Dates Phase 1 for those portions from Billings to Fargo and Fargo to St. Cloud and St. Cloud to Minneapolis are changed to November 15, 2003,

               (ii) The 2002 payment of $2,546,000 for Billings to Fargo is changed to a 2003 payment and

               (iii) The 2002 payment of $665,000 for Fargo to St. Cloud is changed to a 2003 payment.

               (iv) The 2002 payment of $285,000 for St. Cloud to Minneapolis is changed to a 2003 payment.

         L.    Link 33.2
               (i) The Estimated Delivery Date Phase 1 is changed to November 30, 2001 and
               (ii)  The Fiber Type is changed to TW

         M.    Link 37.1

               Purchaser's obligation to purchase Dark Fiber is cancelled in its entirety without liability to AT&T.

               With respect to Links 5,18,18A, 26E, 27A and 27C only, Purchaser may elect to purchase its Dark Fiber for any such Link(s) from an alternate supplier who can provide such Dark Fibers on any such Link at a lower price or on an earlier delivery date. AT&T shall have the right but not the obligation to match any such bona fide offer from an alternate supplier and in the event AT&T does so match the bona fide offer, Purchaser shall remain obligated to purchase the Dark Fibers on the Link from AT&T at the modified price or delivery date. In the event AT&T does not match the bona fide offer of the alternate supplier, Purchaser shall have the option to cancel, in whole or in part, its obligation to purchase the Dark Fibers in any such Link without liability to AT&T provided that Purchaser has given written notice to

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               AT&T by June 30, 2002 of its intent to exercise its cancellation option along with a copy of the bona fide offer from the alternate supplier. Any such cancellation notice shall provide for a cancellation date no earlier than 30 days before and no later than 90 days after the date of the cancellation notice.

3. For Links 16 and 31 Purchaser may at its option lease from AT&T OC-48 service in lieu of the fiber purchase from Seattle to Minneapolis. The minimum term for this lease will be five (5) calendar years. In order to exercise this option Purchaser must notify AT&T that Purchaser wishes to enter into such a capacity lease with AT&T no later than December 31st 2002. The parties shall agree to use good faith efforts to enter into such an agreement no later than sixty (60) days thereafter. The price Purchaser pays for such service will be the market price in effect from AT&T to Purchaser at the time the lease is executed. In the event that Purchaser does not so exercise this option, the Purchaser's obligation to purchase fiber as described in Exhibit A shall remain in full force and effect.

4. With respect to Exhibit I, the following words appearing in subparagraph E of paragraph 3 are deleted in its entirety; it being understood that Purchaser will not have a "take or pay" obligation with respect to rack space:

         "Purchaser agrees to reserve a minimum of two additional racks per year for a total of eight racks after the first four years. In the event the Purchaser fails to make such reservation, Purchaser will pay for the space as if Purchaser had made such a reservation."

4A.   For Exhibit I Attachment 1


      Paragraphs B and C are deleted in their entirety and replaced with the following paragraphs:

               B. The monthly Hut License Fee will be $ 700 per month per rack. This Hut License Fee includes a power drain of up to 20 AMPS of power per rack with a 40 AMP breaker per rack. See Attachment B for monthly Hut License Fee for each Hut.

               C. The monthly power fee for any additional power drain above 20 AMPS per rack will be charged at a rate of $100 for every additional 10 AMPS of power per rack per month. See Attachment B for the monthly power fee for each Hut. For billing purposes, this power fee will be added to the Hut License Fee. See Attachment B for total monthly Hut License Fee for each Hut.

5. Section 4 of Exhibit J is restated and inserted into this Amendment #1 as a new Article 7.2 follows:

7.2 MAINTENANCE SERVICES TO PFN

         7.2.1 TERM. The maintenance activities set forth in Exhibit J, will be performed by AT&T, commencing with the first Phase Closing Date of a Link.

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         7.2.2 SUBCONTRACTING. AT&T may subcontract any maintenance activities set forth in Exhibit J, provided that AT&T shall require the subcontractor(s) to perform such maintenance activities pursuant to Exhibit J. The use of any such subcontractor shall not relieve AT&T of any of its obligations herein.

7.2.3 FEES AND COSTS.

         7.2.3 A. Effective with the Phase 1 Closing Date for each Link, maintenance fees are due and payable on a monthly basis at the rate of thirty dollars ($30) per route mile through December 1, 2003. Commencing on January 1, 2004 and continuing on each anniversary date thereafter for the term of this Agreement maintenance fees for all such Links are due and payable annually at a rate of five hundred dollars ($500) per route mile.

         7.2.3 B. Emergency restoral activity as set forth in Section 1.3 or PCA work in Section 1.2 of Exhibit J will be performed as needed and will be billed on a time and material basis according to the parties' respective proportionate interests in the affected Fiber, Conduit or other property. With respect to emergency services only, the maximum labor rate not to exceed one thousand dollars ($1,000.00) per hour. In the event that AT&T collect any fees or recovers any costs for emergency restoral from responsible third parties assessed for damages to the AT&T System, AT&T will reimburse Purchaser for any fees or costs it has previously paid to AT&T for such emergency restoral service according to their respective proportionate interests in the affected Fiber, Conduit or other property.

         7.2.3 C The maintenance fees and maximum labor rate(s) in Article 7.2.3 A and 7.2.3 B above may be adjusted every two (2) years beginning on January 1, 2004, by an amount equal to the increase, if any, in the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics (1982-84=100) for the twenty- four (24) month period ending three months prior to such anniversary. In the event the Bureau of Labor Statistics (or any successor organization) no longer publishes the CPI-U, AT&T may designate the statistical index it deems most appropriate for adjustments and, from the date the CPI-U ceased to be published, such index shall be used to make adjustments under this provision. AT&T will confirm such increases to PFN in writing.

7.2.4    TERM. Unless earlier terminated as set forth in this Agreement, this
         Article 7.2 and Exhibit J will be in force for the lesser of the period of time that the AT&T System is in use on a reasonably continuous basis for telecommunications purposes or the Purchaser Fibers are in use for the same purposes.

6.    MODIFICATIONS TO EXHIBITS:

         A. Exhibit A is deleted in its entirety and replaced with Revised Exhibit A dated November 7, 2001 attached hereto.

         B. Exhibit I: "Fiber Space Exhibit For Purchaser Equipment In Optical Amplifier and Regenerator Huts" is hereby deleted in its entirety and replaced with Revised Exhibit I: "Fiber Space Exhibit For Purchaser Equipment In Optical Amplifier and Regenerator Huts".

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         C.    Exhibit J is deleted in its entirety and replaced with Revised
               Exhibit J titled Exhibit J Fiber Sales Maintenance Procedures dated November 27, 2001 attached hereto.

         D. Exhibit K: E-Commerce Terms and Conditions are added to this Agreement and attached hereto.




THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK








This Amendment No. 1 is effective as of the execution of this Amendment by both parties and shall be incorporated in and shall constitute a part of the Agreement as if fully set forth therein. EXCEPT AS AMENDED HEREIN, ALL TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.









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APPROVAL:

ACKNOWLEDGED AND AGREED TO BY:

PF.NET CORP.                                              AT&T CORP.

BY            /S/ DONALD L. BRANSCOME                     BY         /S/ J. MICHAEL DOWNEY
              ---------------------------------------                -------------------------------------------------
              (signature)                                            (signature)

NAME          DONALD L. BRANSCOME                         1.         J. MICHAEL DOWNEY


              ---------------------------------------                -------------------------------------------------

TITLE         SENIOR VICE PRESIDENT - BUSINESS            TITLE      SALES VICE PRESIDENT SERVICE PROVIDER MARKETS
              DEVELOPMENT                                            NETWORK
              ---------------------------------------                -------------------------------------------------


DATE                                                      DATE
              ---------------------------------------                -------------------------------------------------
              (typed or printed)                                     (typed or printed)
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